CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - All Cap Growth and Value (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
Smith Barney Multiple Discipline Trust:  Smith Barney Multiple Discipline Trust:
Multiple Discipline Portfolio -          Multiple Discipline Portfolio -
All Cap Growth and Value                 All Cap Growth and Value


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------------------  ---------------------------------------
R. Jay Gerken                            Andrew B. Shoup
Date: March 8, 2004                      Date: March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - Large Cap Growth and Value (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
Smith Barney Multiple Discipline Trust:  Smith Barney Multiple Discipline Trust:
Multiple Discipline Portfolio -          Multiple Discipline Portfolio -
Large Cap Growth and Value               Large Cap Growth and Value


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------------------  ---------------------------------------
R. Jay Gerken                            Andrew B. Shoup
Date:  March 8, 2004                     Date:  March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - Global All Cap Growth and Value (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
Smith Barney Multiple Discipline Trust:  Smith Barney Multiple Discipline Trust:
Multiple Discipline Portfolio -          Multiple Discipline Portfolio -
Global All Cap Growth and Value          Global All Cap Growth and Value


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------------------  ---------------------------------------
R. Jay Gerken                            Andrew B. Shoup
Date:  March 8, 2004                     Date:  March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - Balanced All Cap Growth and Value (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
Smith Barney Multiple Discipline Trust:  Smith Barney Multiple Discipline Trust:
Multiple Discipline Portfolio -          Multiple Discipline Portfolio -
Balanced All Cap Growth and Value        Balanced All Cap Growth and Value


/s/ R. Jay Gerken                        /s/ Andrew B. Shoup
---------------------------------------  ---------------------------------------
R. Jay Gerken                            Andrew B. Shoup
Date:  March 8, 2004                     Date:  March 8, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.